UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

CIT Funding Co., LLC

(Exact Name of Registrant as Specified in its Charter)

DE	333-122288	43-6926272
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Chase Bank USA, National Association 500 Stanton Christiana Road 3rd Floor-OP S/4 Newark, DE	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 740-5000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

                CIT Funding Company, LLC (the “Depositor”) has registered $4,000, 000,000 in receivable backed-notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-122288) (as so amended, the “Registration Statement”).

This Current Report on Form 8-K is being filed solely to file copies of the Bloomberg Listing in connection with the issuance and the sale of asset-backed notes as contemplated by the Registration Statement. The Bloomberg Listing is attached hereto as Exhibit 1.1.

The Registrant was created pursuant to a Trust Agreement, dated February 1, 2006.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits.

The following are filed herewith.

Exhibit No.	Description

1.1	Bloomberg Listing of Receivable Backed Notes of CIT Equipment Collateral 2006-VT1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Funding Co., LLC (Registrant)

Date: March 15, 2006	By:	/s/ Usama Ashraf
Vice President

EXHIBIT INDEX

EX-1.1	Bloomberg Listing of Receivable Backed Notes